UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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Selectica, Inc.

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SELECTICA, INC.
3 West Plumeria Drive
San Jose, California 95134

October 2, 2006

TO THE STOCKHOLDERS OF SELECTICA, INC.

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Selectica, Inc. (the “Company”), which will be held at Techmart, 5021 Great America Parkway, Santa Clara, California on Tuesday, October 31, 2006, at 10:00 a.m. (PST).

Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting. Detailed instructions on how to vote your shares can be found in the “How to Vote” section on page 1 of the attached proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/  STEPHEN R. BENNION
STEPHEN R. BENNION
Chairman of the Board, President and
Chief Executive Officer

SELECTICA, INC.
3 West Plumeria Drive
San Jose, California 95134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held October 31, 2006

The Annual Meeting of Stockholders (the “Annual Meeting”) of Selectica, Inc. (the “Company”) will be held at Techmart, 5021 Great America Parkway, Santa Clara, California on Tuesday, October 31, 2006, at 10:00 a.m. (PST) for the following purposes:

1. To elect two members to the board of directors to serve until the expiration of their term or until their successors have been duly elected or qualified;

2. To ratify the appointment of Armanino McKenna LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2007; and

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the attached Proxy Statement.

Only stockholders of record at the close of business on September 22, 2006 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company’s headquarters located at 3 West Plumeria Drive, San Jose, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/  Bill Roeschlein
Bill Roeschlein
Chief Financial Officer and Secretary

San Jose, California
October 2, 2006

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

SELECTICA, INC.
3 West Plumeria Drive
San Jose, California 95134

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held October 31, 2006

This proxy statement (“Proxy Statement”) is furnished to the stockholders of Selectica, Inc., a Delaware corporation (the “Company”), by the Company in connection with the solicitation by the Board of Directors of the Company (the “Board” or “Board of Directors”) of proxies in the accompanying form for use in voting at the 2006 annual meeting of stockholders (the “Annual Meeting”) of the Company to be held on October 31, 2006, at Techmart, 5021 Great America Parkway, Santa Clara, California, at 10:00 a.m. (PST), and any adjournment or postponement of the Annual Meeting. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Solicitation and Voting Procedures

This Proxy Statement and the accompanying proxy were first sent by mail to stockholders on or about October 6, 2006. The cost of this solicitation is being borne by the Company. The Company has retained the services of U.S. Stock Transfer to assist in the solicitation of proxies for a fee. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile.

The close of business on September 22, 2006 has been fixed as the record date (the “Record Date”) for determining the holders of shares of common stock (“Common Stock”) of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 32,026,370 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters.

A majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum a the Annual Meeting.

How to Vote

•	You may vote by mail

In order to vote your shares at the Annual Meeting, complete, date, sign and mail the enclosed proxy card in the postage pre-paid envelope provided. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

If you do not mark your voting instructions on the proxy card, your shares will be voted:

1. for the election of Robert Jurkowski and Brenda Zawatski as directors; and

2. for ratification of the appointment of Armanino McKenna LLP as our independent public accountants for the fiscal year ending March 31, 2007.

•	You may vote in person at the meeting

You may complete the ballot we will pass out to any stockholder who wants to vote at the meeting. If you hold your shares in street name, however, you must obtain a proxy from the institution that holds your shares in order to vote at the meeting.

WE ARE UNABLE TO COUNT VOTES RECEIVED IN ANY MANNER OTHER THAN THOSE DESCRIBED ABOVE. After the Annual Meeting of Stockholders has been adjourned, any subsequent votes which are submitted to the transfer agent will not be counted.

Votes Required

Proposal 1.  The two director nominees receiving the highest number of affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting shall be elected as directors. Abstentions and broker non-votes will not be counted toward a nominee’s total votes.

Proposal 2.  Ratification of the appointment of Armanino McKenna LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2007 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides for a classified Board of Directors comprised of three classes, with the terms of office of each class of directors ending in successive years. At the Annual Meeting of Stockholders, the Company will have authorized seven directors, with one class of directors consisting of three directors and two classes with two directors each. At the Annual Meeting, two directors will be elected to serve until the Company’s 2009 Annual Meeting or until their successors are elected and qualified. The individuals being nominated for election to the Board of Directors (the “Nominees”), their age as of June 30, 2006, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The two Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

Nominee	Age	Positions and Offices Held with the Company

Robert Jurkowski(1) (2)(3)	49	Director
Brenda Zawatski(1)(3)	45	Director

(1)	Member of Audit Committee as of September 26, 2006

(2)	Member of Compensation Committee as of September 26, 2006

(3)	Member of Nominating Committee as of September 26, 2006

Robert Jurkowski has served as a director since August 2006. Mr. Jurkowski is a software industry veteran with more than 25 years of experience. He currently serves as the Chief Executive Officer of Intacct Corporation, where he is responsible for building Intacct into a recognized leader in the Software as a Service (SaaS) and on-demand market. Previously, Mr. Jurkowski held senior management positions with a host of software companies including RightWorks Corporation, Dun & Bradstreet Software, ADP and Oracle. Mr. Jurkowski holds a bachelor of arts degree in Economics from the University of Chicago.

Brenda Zawatski has served as a director since November 2005. Ms. Zawatski is currently the vice president of sales and marketing for Pillar Data Systems. Prior to joining Pillar, Ms. Zawatski was the vice president of sales and general manager of Information Lifecycle Management Solutions at StorageTek. Previously, Ms. Zawatski served as vice president of Product and Solutions Marketing for VERITAS Software. Prior to her move to VERITAS, Ms. Zawatski held significant roles at IBM as vice president, Tivoli Storage Software; vice president, Removable Media Storage Solutions; and director of S/390 Enterprise Systems. Ms. Zawatski holds a bachelor’s of science degree in Accounting and Computer Science from Penn State University.

Continuing Directors — Terms Ending in 2007 and 2008

Set forth below is information regarding the continuing directors of the Company, including their ages as of June 30, 2006, the periods during which they have served as directors, and information furnished by them as to their principal occupations and directorships held by them in corporations whose shares are publicly registered.

		Positions and Offices
		Held with the
Director	Age	Company

James Arnold, Jr.(1) (3) (4)(5)	49	Director
Stephen Bennion(2)	59	Chairman of the Board, President and Chief Executive Officer
Vincent Ostrosky(1)	45	Director

(1)	Term ends in 2007

(2)	Term ends in 2008

(3)	Member of Compensation Committee as of September 26, 2006

(4)	Member of Audit Committee

(5)	Member of Nominating Committee

James Arnold, Jr. has served as chairman and financial expert of Selectica’s audit committee since 2003. Mr. Arnold has served as the Senior Vice-President and Chief Financial Officer of Nuance Communications, Inc since 2004. Prior to joining Nuance, Mr. Arnold served as Corporate Vice President and Corporate Controller of Cadence Design Systems. Prior to joining Cadence, Mr. Arnold held a number of senior finance positions, including Chief Financial Officer, at Informix Corp. — now known as Ascential Software Corporation. From 1995 to 1997, Mr. Arnold served as Corporate Controller for Centura Software Corporation. Mr. Arnold worked in public accounting at Price Waterhouse LLP from 1983 to 1995, where he provided consulting and auditing services to companies in a broad array of industries including software, semiconductors, oil exploration & production, and banking. Mr. Arnold received a bachelor’s degree in finance from Delta State University in Cleveland, Mississippi and an M.B.A. from Loyola University in New Orleans, Louisiana.

Stephen R. Bennion has served as the Company’s President, Chief Executive Officer and Chairman of the Board of Directors since August 2006. Prior to this, Mr. Bennion served as our Chief Financial Officer and Executive Vice President of Finance from September 1999 to August 2006. He also served as President and Chief Executive Officer (Interim) from September 2003 to October 2004. Mr. Bennion served as our Executive Vice President of Worldwide Professional Services from October 2002 to May 2004. In January 2000, Mr. Bennion was elected our Secretary. From April 1998 to September 1998, Mr. Bennion served as Vice President and Chief Financial Officer for the Western Region for Cohesive Technology Solutions, a technology consulting company. From April 1995 to April 1998, Mr. Bennion served as Executive Vice President and Chief Financial Officer for Worldtalk Communications Corporation, an Internet e-mail software company. Mr. Bennion received his B.S. in accounting from Weber State University.

Vincent G. Ostrosky has served as a director since October 2004. Mr. Ostrosky served as the Company’s President, Chief Executive Officer and Chairman of the Board of Directors from October 2004 to August 2006. From September 2003 to September 2004, Mr. Ostrosky served as Vice President of IBM’s Integrated Supply Chain Business Transformation. From 2000 to 2003, Mr. Ostrosky served as Vice President of IBM’s Customer Relationship Management (CRM), as a worldwide business process executive for IBM Sales and Distribution, and as Vice President of Business Information and Transformation of IBM’s Technology Group. From 1994 to 2000, Mr. Ostrosky was employed as a member of the Senior Leadership Group of PriceWaterhouseCoopers where he was the Global Client Service Management Consulting Partner assigned to IBM.

Board of Directors Meetings and Committees

During the fiscal year ended March 31, 2006, the Board of Directors held eighteen (18) meetings. For the fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served. The Board of Directors has standing audit, nominating and compensation committees.

Stockholder Communications with the Board of Directors

The Board provides a process for Selectica’s security holders to send communications to the Board. Stockholders may communicate with the Board as a whole, with a committee of the Board, or with an individual director by sending a letter to Selectica’s Corporate Secretary at Selectica, Inc., 3 West Plumeria Drive, San Jose, California, 95134.

Audit Committee

During the fiscal year ended March 31, 2006, the Audit Committee of the Board of Directors (the “Audit Committee”) held six (6) meetings. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the adequacy of the Company’s financial reporting and disclosure controls and processes, the adequacy of the Company’s internal control policies, the selection of the Company’s independent auditors, the scope of the annual audits, fees to be paid to the Company’s independent auditors, the performance of the Company’s independent auditors and the accounting practices of the Company. During the fiscal year ended March 31, 2006, the members of the Audit Committee were Messrs. Arnold, Fisher*, Lyons† and Neustaetter*. As of September 26, 2006, the members of the Audit Committee are Messrs. Arnold and Jurkowski and Ms. Zawatski.

The Board amended and restated the Audit Committee’s written charter on January 21, 2004. A copy of the Audit Committee’s charter is available on the Company’s website at http://www.selectica.com/company/charters.html. The Board has determined each of the Audit Committee members to be independent under Nasdaq Rule 4200.

The Board has determined that the Company’s financial expert is Mr. James Arnold, Jr.

Compensation Committee

During the fiscal year ended March 31, 2006, the Compensation Committee of the Board of Directors held two (2) meetings. The Compensation Committee makes recommendations to the Board regarding the compensation of the Board members, reviews the performance of the executive officers of the Company, establishes compensation programs for the officers, and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the 1999 Equity Incentive Plan and 2001 Supplemental Plan, and administers the 1999 Employee Stock Purchase Plan. The members of the Compensation Committee during the fiscal year ended March 31, 2006 were Messrs. Fisher*, Lyons† and Neustaetter*. As of September 26, 2006, the members of the Compensation Committee are Messrs. Jurkowski and Arnold.

Nominating Committee

During the fiscal year ended March 31, 2006, the Nominating Committee of the Board of Directors (the “Nominating Committee”) held three (3) meetings. Selectica’s Nominating Committee is charged with reviewing, acting on and reporting to the Board with respect to overseeing the search for, evaluation of, and nomination of directors for service on the Board and its committees, including candidates nominated by stockholders. In addition, the Nominating Committee is charged with evaluating the performance of the Board, reviewing its composition and structure, and overseeing and implementing continuing education programs. The members of the Nominating Committee during the fiscal year ended March 31, 2006 were Messrs. Arnold and Neustaetter*. As of September 26, 2006, the members of the Nominating Committee are Messrs. Arnold and Jurkowski and Ms. Zawatski.

The charter for the Nominating Committee was adopted by the Board on January 21, 2004. A copy of the Nominating Committee’s charter is available on the Company’s website at http://www.selectica.com/company/charters.html. In accordance with current regulatory requirements, the Nominating Committee members are all independent under Nasdaq Rule 4200.

In evaluating nominees for director candidates to recommend to the Board, the Nominating Committee will take into account many factors within the context of the characteristics and needs of the Board as a whole. While the specific needs of the Board may change from time to time, all nominees for director are considered on the basis of the following minimum qualifications:

•	the highest level of personal and professional ethics and integrity, including a commitment to the Company’s values as set forth in the Company’s code of conduct;

•	practical wisdom and mature judgment;

•	diversity in background;

•	independence as a director as defined by the Securities and Exchange Commission (the “SEC”) and Nasdaq;

* Resigned from the Board of Directors and all committees effective as of September 25, 2006.
† Resigned from the Board of Directors and all committees on November 3, 2005.

•	understanding of basic financial statements;

•	broad training and significant leadership experience in business, technology, finance, corporate governance, public interest or other disciplines relevant to the long-term success of the Company;

•	the ability to gain an in-depth understanding of the Company’s business; and

•	a willingness to represent the best interests of all stockholders of the Company and objectively appraise the management’s performance.

In determining whether to recommend a director for re-election, the Nominating Committee will also consider, among other criteria, the director’s tenure on the Board, past attendance at meetings, participation in and contributions to the activities of the Board, the director’s continued independence (including any actual, potential or perceived conflicts of interest), as well as the director’s age and changes in his or her principal occupation or professional status.

The Nominating Committee believes that the continuing service of qualified incumbent directors promotes stability and continuity on the Board, contributing to the Board’s ability to work effectively as a collective body, while providing the Company with the benefits of familiarity and insight into the Company’s affairs that its directors have developed over the course of their service. Accordingly, consistent with past Company practice, the Nominating Committee will first consider recommending incumbent directors who wish to continue to serve on the Board for re-election at the Company’s annual meeting of stockholders.

In situations where the Committee determines not to recommend an incumbent director for re-election, an incumbent director declines to stand for re-election, or a vacancy arises on the Board for any reason (including the resignation, retirement, removal, death or disability of an incumbent director or a decision of the directors to expand the size of the Board), the Nominating Committee may commence a search for new director nominees. The Nominating Committee may, in its discretion, use a variety of means to identify potential nominees for directors, including the engagement of a third-party search firm to whom the Company may pay a fee to assist with the identification and evaluation of potential candidates for director.

The Nominating Committee may consider potential nominees identified by other sources, including current directors and senior management. In addition, the Committee is authorized to consider stockholder nominees for election to the Board. In determining whether to recommend a candidate to the Board of Directors, the Nominating Committee will consider the current composition and capabilities of current directors, as well as any additional qualities or capabilities considered necessary or desirable in light of the existing or anticipated needs of the Board.

The Nominating Committee will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates. In addition, the Committee may also consider, as one of the factors in its evaluation, the amount of Company voting stock held by the stockholder and the length of time the stockholder has held such stock. The Nominating Committee will oversee an interview process in evaluating candidates. Stockholders wishing to submit candidates for consideration by the Nominating Committee may do so by writing to Selectica’s Corporate Secretary at Selectica, Inc., 3 West Plumeria Drive, San Jose, California, 95134, Attn: Director Nominations, and by complying with the Company’s bylaws, a copy of which was filed as an exhibit to the annual report on form 10-K dated June 30, 2003.

To be considered by the Nominating Committee in connection with the Company’s annual meeting of stockholders, recommendations for nomination to the Board must be submitted to the Secretary of the Company at the principal executive offices of the Company not less than seventy days nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting. Recommendations should include: (1) the stockholder’s name, address and telephone number; (2) the amount and nature of record and/or beneficial ownership of Selectica securities held by the stockholder; (3) the name, age, business address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed candidate; (4) a description of the qualifications and background of the proposed candidate that addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time; (5) the amount and nature of record and/or beneficial ownership of the Company securities held by the proposed candidate, if any; (6) a description of all arrangements or understandings between the stockholder and the proposed candidate relating to the proposed candidate’s candidacy; (7) a statement as to whether the proposed candidate would be considered an independent director under applicable Nasdaq rules; (8) the consent of the proposed candidate (a) to be named in the proxy statement relating to Selectica’s annual meeting of stockholders, and (b) to serve as a director if elected at such annual meeting; and (9) any other information regarding the proposed candidate that may be required to be included in a proxy statement by applicable SEC rules. The Nominating Committee may request any additional information reasonably necessary to assist it in assessing a proposed candidate.

The nominees to the Board have been recommended for nomination by the Nominating Committee for inclusion in this proxy statement and on the Company’s proxy card and are incumbent directors standing for re-election.

Director Compensation

Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors, except that Mr. Arnold receives $10,000 annually for his services as Audit Committee Chairman.

On August 9, 2006, the Board amended the Company’s 1999 Equity Incentive Plan to discontinue all automatic stock option grants to the Company’s non-employee directors. The Board may determine in the future that grants of options or restricted shares to non-employee directors should resume as part of a revised compensation policy for Board members.

All directors are also eligible to receive options and be issued shares of Common Stock directly under the 1999 Equity Incentive Plan, and directors who are employees of the Company are also eligible to participate in the Company’s 1999 Employee Stock Purchase Plan. The Board of Directors intends to review the compensation of directors in the near future to ensure that it remains competitive.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ROBERT JURKOWSKI AND BRENDA ZAWATSKI TO THE BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Company is asking the stockholders to ratify the appointment of Armanino McKenna LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2007. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Armanino McKenna LLP.

In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company’s and its stockholders’ best interests.

Armanino McKenna LLP has audited the Company’s financial statements since September 21, 2005. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

A summary of the fees paid to Armanino McKenna LLP during the prior fiscal year is contained in the section entitled “Report of the Audit Committee of the Board of Directors.”

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ARMANINO MCKENNA LLP TO SERVE AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2007.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2006, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent 5% of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock as beneficially owned by them.

	Shares Beneficially Owned as of
	June 30, 2006(1)
Name and Address of Beneficial Owners	Number of Shares	Percentage of Class

Sanjay Mittal(2)	1,296,550	4.07%
Vincent Ostrosky(3)	702,500	2.23%
Thomas Neustaetter(4)	951,960	3.08%
Stephen Bennion(5)	575,301	1.83%
John Fisher(6)	492,129	1.60%
Michael Lyons(7)	62,500	*
Brenda Zawatski(8)	—	—
James Arnold(9)	45,833	*
Robert Jurkowski(10)	—	—
All executive officers and directors as a group (8 persons)(11)	4,126,773	12.38%
5% Shareholders
Dimensional Fund Advisors, Inc.(12)	2,782,472	9.03%
1299 Ocean Avenue Santa Monica, CA 90401
Trilogy Holdings Corporation(13)	2,250,994	7.30%
c/o Trilogy, Inc. 6011 West Courtyard Drive, Suite 300 Austin, TX 78730
Fuller & Thaler Asset Management, Inc.(12)	1,975,750	6.41%
411 Borel Avenue, Suite 402 San Mateo, CA 94402
Bank of America Corporation(12)	1,586,375	5.15%
100 North Tryon Street Charlotte, NC 28255

*	Less than 1% of the outstanding shares of Common Stock.

(1)	The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within 60 days after June 30, 2006. Percentage of ownership is based on

30,820,060 shares of Common Stock outstanding on June 30, 2006, plus shares of common stock subject to options or exercisable within 60 days of June 30, 2006 and held by each listed person. Shares of Common Stock subject to options exercisable within 60 days of June 30, 2006 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person.

(2)	Includes options exercisable for 1,025,000 shares of Common Stock within 60 days of June 30, 2006. Also includes 3,000 shares of Common Stock held as custodian for minors related to Dr. Mittal. Dr. Mittal’s address is c/o Selectica, Inc., 3 West Plumeria Drive, San Jose, California 95134. Dr. Mittal resigned from the Board of Directors on July 21, 2006.

(3)	Includes options exercisable for 687,500 shares of Common Stock within 60 days of June 30, 2006. Mr. Ostrosky’s address is c/o Selectica, Inc., 3 West Plumeria Drive, San Jose, California 95134.

(4)	Includes options exercisable for an aggregate of 62,500 shares of Common Stock within 60 days of June 30, 2006. Also includes 866,640 shares held by JK&B Capital III, L.P. David Kronfeld and Thomas Neustaetter have the power to vote and dispose of shares held by JK&B Capital III, L.P. Mr. Neustaetter, a member of JK&B Capital Management LLC, the general partner of JK&B Capital III, L.P., disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Mr. Neustaetter’s address is JK&B Capital, 180 N. Stetson Avenue, Chicago, Illinois 60601. Mr. Neustaetter resigned from the Board of Directors effective as of September 25, 2006.

(5)	Includes options exercisable for 572,742 shares of Common Stock within 60 days of June 30, 2006. Also includes 1,000 shares held as custodian for Mr. Bennion’s son. Mr. Bennion’s address is c/o Selectica, Inc., 3 West Plumeria Drive, San Jose, California 95134.

(6)	Includes 429,629 shares of Common Stock held by Mr. Fisher in custodial or trust accounts and options exercisable for 62,500 shares of Common Stock within 60 days of June 30, 2006. Mr. Fisher’s address is Draper Fisher Jurvetson, 2882 Sand Hill Road, Suite 150, Menlo Park, California 94025. Mr. Fisher resigned from the Board of Directors effective as of September 25, 2006.

(7)	Includes options exercisable for 62,500 shares of Common Stock within 60 days of June 30, 2006. Mr. Lyon’s address is Vanguard Ventures, 525 University Avenue, 12th Floor, Palo Alto, California 94301. Mr. Lyons resigned from the Board of Directors and all committees effective as of November 3, 2005.

(8)	Ms. Zawatski does not have any options exercisable for shares of Common Stock within 60 days of June 30, 2006. Ms. Zawatski’s address is Pillar Data Systems, 300 Junction Avenue, San Jose, California 95134.

(9)	Includes Options exercisable for 45,833 shares of Common Stock within 60 days of June 30, 2006. Mr. Arnold’s address is c/o Selectica, Inc., 3 West Plumeria Drive, San Jose, California 95134.

(10)	Mr. Jurkowski does not have any options exercisable for shares of Common Stock within 60 days of June 30, 2006. Mr. Jurkowski’s address is Intacct Corporation, 125 South Market Street, Suite 600, San Jose, California 95113.

(11)	Includes options exercisable for an aggregate of 2,518,575 shares of Common Stock within 60 days of June 30, 2006.

(12)	Reported by the investor on Schedule 13F or 13G as most recently filed with the Securities and Exchange Commission.

(13)	Reported by the investor on Schedule 13D.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company’s Board of Directors (the “Compensation Committee” or the “Committee”) has the authority to establish the level of base salary payable to the Chief Executive Officer (“CEO”) and certain other executive officers of the Company and to administer the Company’s equity incentive plans. In addition, the Committee has the responsibility for approving the individual bonus programs and targets to be in effect for the CEO and certain other executive officers each fiscal year.

General Compensation Policy.  The objective of the Compensation Committee’s executive compensation program is to align executive compensation with the Compensation Committee’s long and short-term business objectives and performance.

Additionally, it is imperative that the Company’s executive compensation program allow the Company to attract, retain and motivate qualified executives who are able to contribute to the long-term success of the Company. The following specific strategies are utilized to guide the Compensation Committee’s executive compensation decisions:

•	Risk and Reward: A significant portion of an executive’s compensation should be tied to his performance and contributions to the success of the Company.

•	Pay for Performance: If an executive performs at a higher level, then the executive should be rewarded with a higher level of compensation. Similarly, if performance is below minimum expectations, then there should be a lower level of compensation or there may be no variable compensation.

•	Compensate Competitively: The Compensation Committee compares its compensation programs to those of other companies of comparable size and in similar industries and establishes compensation programs that are substantially at market.

During fiscal year 2006, the Compensation Committee’s executive compensation program included these key elements:

•	Base Salary: The Compensation Committee established the base salary of the Company’s executive officers based on comparisons with executive salary surveys derived from market data for officers and executives in competitive public software companies (the “peer companies”). The level of base salary set for the Company’s executive officers to date has been comparable to the average of the surveyed compensation data for the peer companies. Additionally, each executive’s base pay was positioned relative to the total compensation package, including cash incentives and equity-based incentives and, if applicable, reflects the additional responsibilities and positions assumed by an executive.

•	Equity-Based Incentives. Stock options are designed to align the interests of each executive with those of the stockholders. The Compensation Committee believes that stock options provide added incentive for executives to influence the strategic direction of the Company and to create and grow value for customers, bringing new products to market, and creating the foundation for future growth for the stockholders and employees. The per share exercise price of the options is equal to the Company’s per share fair market value on the option grant date.

CEO Compensation:  Mr. Bennion did not participate in the Compensation Committee’s decisions concerning his compensation. The annual base salary for Mr. Bennion, the Company’s President and Chief Executive Officer was set forth in his employment agreement with the Company, dated August 9, 2006. (See “Employment Agreements, Separation Agreements and Change in Control Arrangements” for more details.)

Tax Limitation.  Under the Federal tax laws, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. Since it is not expected that the compensation to be paid to the Company’s executive officers for fiscal 2006 will exceed the $1 million limit per officer, and since the Company has a substantial net operating loss carry-forward, the Compensation Committee will defer any decision on whether to limit the dollar amount of all compensation payable to the Company’s executive officers to the $1 million cap.

Submitted by the following members of the Compensation Committee:

Tom Neustaetter*
John Fisher*

* Resigned from the Board of Directors and the Compensation Committee effective as of September 25, 2006.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process and process for monitoring compliance with laws and regulations and the Company’s Standards of Business Conduct. In addition, the Audit Committee annually recommends to the Board of Directors the appointment of a firm of independent auditors to audit the financial statements of the Company. The Audit Committee for the last fiscal year consisted of Messrs. Arnold, Fisher*, Lyons† and Neustaetter*.

The Company’s management has primary responsibility for preparing the Company’s financial statements and financial reporting process. The Company’s former independent accountants, Ernst & Young LLP (“Ernst & Young”), were responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States until August 9, 2005. On September 21, 2005, the Company engaged its current independent accountants, Armanino McKenna LLP (“Armanino”). Armanino is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States since the date of its engagement. The Audit Committee has general oversight responsibility with respect to the financial reporting process and the overall scope of the Company’s audit, and it reviews the results of the audit as well as other services provided by the Company’s independent accountants. As part of this process, the Audit Committee meets periodically with the independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee held six meetings during the last fiscal year.

In this context, the Audit Committee hereby reports as follows:

•	The Audit Committee has reviewed and discussed with the Company’s management and the independent auditors the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006. This review included a discussion of the quality and the acceptability of our financial reporting and controls, including the clarity of disclosures in the financial statements.

•	The Audit Committee has discussed with our independent accountants, who are responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality and the acceptability of our financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61.

•	The Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants’ independence.

Resignation of Ernst & Young LLP

Ernst & Young resigned as our independent registered public accounting firm on August 9, 2005, the filing due date of the quarterly report for the fiscal quarter ended June 30, 2005.

The reports of Ernst & Young on the Company’s consolidated financial statements as of and for the fiscal year ended March 31, 2005 and in the subsequent interim period ended August 9, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

* Resigned from the Board of Directors and the Audit Committee effective as of September 25, 2006.
† Resigned from the Board of Directors and the Audit Committee on November 3, 2005.

During the fiscal year ended March 31, 2005 and in the subsequent interim period ended August 9, 2005, there have been no disagreements (as described under Item 304(a)(1)(iv) of Regulation S-K) between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter thereof in their report.

Except for the material weaknesses in internal control over financial reporting described in this paragraph, during the fiscal year ended March 31, 2005 and in the subsequent interim period ended August 9, 2005, the Company did not have any reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company and Ernst & Young reported certain material weaknesses in the Company’s internal control over financial reporting in the Company’s Annual Report on Form 10-K for the year ended March 31, 2005. That Annual Report stated the Company had material weaknesses in the following five areas:

First, management identified a material weakness for insufficient controls over the Quote to Collect process related to the review, approval, and accounting for the Allowance for Doubtful Accounts. The Company had incorrectly included a general reserve provision in the Allowance for Doubtful Accounts as of December 31, 2004. Also, the Company had incorrectly recorded a receivable as uncollectible as of March 31, 2005, for which payment was subsequently received after March 31, 2005 but prior to the completion of the quarterly close process. As a result of this material weakness, Accounts Receivable and Services Revenue were incorrectly stated. Adjustments were recorded to increase Accounts Receivable and Services Revenue as of December 31, 2004 and as of March 31, 2005, prior to the issuance of our financial statements for the respective dates.

Second, management identified a material weakness for insufficient controls for the Treasury process related to the classification of Cash Equivalents and Investments. The Company had incorrectly classified Cash Equivalents and Investments in its India subsidiary. As a result of this material weakness, Cash Equivalents, Short Term and Long Term Investments were not classified in accordance with generally accepted accounting principles. An adjustment was recorded to reduce Cash Equivalents and increase Short Term and Long Term Investments as of March 31, 2005.

Third, management identified the following deficiencies in its revenue recognition process, which constitute a material weakness in the aggregate.

a) Insufficient controls over the monitoring of deferred revenue accounts for the purpose of determining when revenue should be recognized. The Company failed to reverse deferred revenue when all criteria for revenue recognition had occurred.

b) Insufficient controls for the identification of services to be provided to customers at no charge. The Company inappropriately recorded revenue related to a service provided to a customer that was provided for no charge.

Fourth, management identified the following deficiencies in its payroll process, which constitute a material weakness in the aggregate.

a) Insufficient controls over the recording of expenses related to the benefits of terminated employees. The Company had failed to record the expenses related to the benefits extended when employees were involuntarily terminated as part of a reduction in force program. These inadequate controls resulted in an adjustment as of March 31, 2005 to increase Accrued Payroll and Related Liabilities, and increase Sales and Marketing expense.

b) Insufficient controls over the recording of expenses related to the acceleration of stock options for a former executive. The error arose because of a lack of in-depth review of the appropriate accounting treatment for this transaction. These inadequate controls resulted in an adjustment as of March 31, 2005 to decrease Additional Paid-in Capital and Sales and Marketing expense.

Fifth, management identified the following deficiencies in our financial statement close process, which constitute a material weakness in the aggregate.

a) Insufficient controls over the monitoring of the terms of employment agreements and bonus programs and determining the appropriate accounting treatment for related accrued bonuses in accordance with employment agreements and bonus programs. These inadequate controls resulted in adjustments as of December 31, 2004 and March 31, 2005 to decrease Accrued Payroll and Related Liabilities, and decrease General and Administrative expense. These adjustments were recorded prior to the issuance of the respective financial statements.

b) Insufficient controls over the monitoring of accrued liabilities recorded upon the sale of the e-insurance business to Accenture in December 2003. The Company had incorrectly not reversed the accrual when the related obligation expired on December 31, 2004. The error arose because of a lack of in-depth review of the account reconciliation. These inadequate controls resulted in an adjustment as of December 31, 2004 to decrease Accrued Liabilities and decrease General and Administrative expense. The adjustment was recorded prior to the issuance of the December 31, 2004 financial statements.

The Company provided Ernst &Young with a copy of the foregoing disclosures and requested that Ernst & Young furnish a letter to the Securities and Exchange Commission stating whether or not Ernst & Young agrees with the above statements. A copy of Ernst & Young’s letter, dated August 15, 2005, is filed as Exhibit 16.01 to the Form 8-K filed by the Company with SEC on August 15, 2005.

Appointment of Armanino McKenna LLP

Ernst & Young resigned as our independent registered public accounting firm on August 9, 2005, the filing due date of the quarterly report for the fiscal quarter ended June 30, 2005. On September 21, 2005, the Audit Committee engaged Armanino McKenna as our new independent accountant.

During the two most recent fiscal years and the subsequent period from April 1, 2005 through September 21, 2005, neither Selectica nor, to its knowledge, anyone on its behalf consulted with Armanino McKenna regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on Selectica’s financial statements; or (iii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees

The audit fees for the fiscal year ended March 31, 2006 paid to Armanino McKenna were $480,905.03. The audit fees for the fiscal years ended March 31, 2006 and March 31, 2005 invoiced by Ernst & Young were $100,500 and $1,141,800, respectively. The audit fees were for professional services rendered by the principal accountants for the audit of the Company’s annual financial statement and review of financial statements included in the Company’s Form 10-Q or services normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Related Fees

The Company paid no audit related fees to Armanino McKenna for the fiscal year ended March 31, 2006. The audit related fees invoiced by Ernst & Young for the fiscal years ended March 31, 2006 and March 31, 2005 were $40,000 and $23,000, respectively.

Tax Fees

The Company paid no tax fees to Armanino McKenna for the fiscal year ended March 31, 2006. The Company paid no tax fees to Ernst & Young for the fiscal years ended March 31, 2006 and 2005.

All Other Fees

The Company did not incur any other fees from Armanino McKenna for the fiscal year ended March 31, 2006. The Company did not incur any other fees from Ernst & Young for the fiscal years ended March 31, 2006 and 2005.

Section 10A(i)(1) of the Exchange Act requires that all audit and non-audit services to be performed by the Company’s principal accountants be approved in the advance by the Audit Committee of the Board of Directors, subject to certain exceptions relating to non-audit services accounting for less than five percent of the total fees paid to its principal accountants which are subsequently ratified by the Audit Committee (the “De Minimis Exception”). Pursuant to Section 10A(i)(1) of the Exchange Act, the Audit Committee has established procedures by which it pre-approves such services at each regularly scheduled meeting. In addition, pursuant to Section 10A(i)(3) of the Exchange Act, the Audit Committee has established procedures by which the Chairperson of the Audit Committee may pre-approve such services provided the Chairperson reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. None of the non-audit services described above were performed pursuant to the De Minimis Exception during the periods in which the pre-approval requirement has been in effect.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the majority of the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006, for filing with the Securities and Exchange Commission.

The Audit Committee was organized on June 10, 1999 and operates in accordance with the provisions of its charter, which was amended and restated on January 21, 2004. A copy of the Audit Committee’s charter is available on the Company’s website at http://www.selectica.com/company/charters.html. Each of the members of the Audit Committee is independent as defined under the listing standards of the Nasdaq National Market.

Submitted by the following members of the Audit Committee:

James Arnold
John Fisher*
Tom Neustaetter*

* Resigned from the Board of Directors and the Audit Committee effective as of September 25, 2006.

STOCK PERFORMANCE GRAPH

The graph set forth below compares the cumulative total stockholder return on the Company’s Common Stock between March 31, 2001 and March 31, 2006 with the cumulative historical data. The Company total return of (i) the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the “Nasdaq Stock Market-U.S. Index”) and (ii) the S&P Application Software Index (the “S&P Application Software Index”), over the same period. This graph assumes the investment of $100.00 on March 31, 2001, in the Company’s Common Stock, the Nasdaq Stock Market-U.S. Index and the S&P Application Software Index, and assumes the reinvestment of dividends, if any.

The comparisons shown in the graph below are based upon cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company’s Common Stock. Information used in the graph was obtained from Standard & Poor’s Compustat Total Return Service, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG SELECTICA, INC., THE NASDAQ STOCK MARKET (U.S) INDEX
AND THE S & P APPLICATION SOFTWARE INDEX

* $100 invested on 3/3/01 in stock or index-including reinvestment of dividends. Fiscal year ending March 31, 2006.

Copyright© 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

The Nasdaq Stock Market-U.S. Index and the S&P Market
Total Return to Stockholder’s
(Dividends reinvested monthly)

	Cumulative Total Return
	3/01	3/02	3/03	3/04	3/05	3/06

SELECTICA, INC	100.00	74.23	56.54	105.00	61.92	56.54
NASDAQ STOCK MARKET (U.S.)	100.00	103.30	76.98	113.28	113.71	134.68
S & P APPLICATION SOFTWARE	100.00	121.40	61.41	86.56	97.71	113.71

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following Summary Compensation Table sets forth information concerning compensation earned during the fiscal years ended March 31, 2006, 2005 and 2004 by (i) the Company’s Chief Executive Officer and (ii) the one other executive officer who was serving as an executive officer of the Company during the fiscal year that ended March 31, 2006, whose total salary and bonus for services rendered in all capacities to the Company exceeded $100,000 during the fiscal year ended March 31, 2006 (collectively, the “Named Officers”).

Summary Compensation Table

							Long-Term Compensation
							Awards
							Restricted		Securities
	Fiscal	Annual Compensation			Other Annual		Stock		Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)		Compensation ($)		Awards ($)		Options (#)	Compensation ($)

Stephen Bennion(1)	2006	286,000	—		—		—		—	1,067	(2)
Executive Vice President	2005	257,227	—		—		—		250,000	—
and Chief Financial Officer	2004	250,000	222,511		—		—		—	—
Vincent Ostrosky(3)	2006	400,000	150,000	(4)	—		—		—	55,387	(5)(6)
Chairman, President and	2005	178,333	200,000		28,523	(7)	51,000	(8)	1,650,000	1,175	(6)
Chief Executive Officer	2004	—	—		—		—		—	—

(1)	Served as President and Chief Executive Officer (Interim) from September 2003 to October 2004. Commenced serving as Chairman, President and Chief Executive Officer in August 2006.

(2)	Represents premiums on term life insurance maintained by the Company for Mr. Bennion’s benefit.

(3)	Served as Chairman, President and Chief Executive Officer from October 2004 to August 2006.

(4)	Represents amount of bonus required to be paid by the Company to Mr. Ostrosky pursuant to Mr. Ostrosky’s Employment Agreement.

(5)	Represents amounts reimbursed pursuant to Mr. Ostrosky’s Employment Agreement for his commuting and living expenses.

(6)	Represents premiums on term life insurance maintained by the Company for Mr. Ostrosky’s benefit pursuant to his Employment Agreement.

(7)	Represents amounts reimbursed pursuant to Mr. Ostrosky’s Employment Agreement for the payment of taxes with respect to his restricted stock award.

(8)	The amount of $51,000 represents a grant of 15,000 restricted shares of the Company’s Common Stock awarded to Mr. Ostrosky pursuant to his Employment Agreement. All of the shares vested when he completed one year of service with the Company. The shares have the same dividend rights as other shares of the Company’s Common Stock.

OPTIONS GRANTED IN LAST FISCAL YEAR

No options were granted to Named Officers during the fiscal year ended March 31, 2006.

FISCAL YEAR END OPTION VALUES

No options were exercised by either of the Named Officers during fiscal 2006. The following table sets forth information concerning the year-end number and value of unexercised options with respect to each Named Officer. No stock appreciation rights were granted or exercised by the Named Officers or were outstanding during fiscal 2006.

	Number of Securities
	Underlying Unexercised
	Options at Fiscal Year-End		Value of Unexercised
	(#)		In-The-Money Options at Fiscal Year-End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Stephen Bennion	572,916	177,084	132,000	0
Vincent Ostrosky	599,375	1,065,625	0	0

(1)	Based on the fair market value of the Company’s Common Stock on March 31, 2006 ($2.94 per share), which is the closing price on March 31, 2006 on the Nasdaq Stock Market.

EMPLOYMENT AGREEMENTS, SEPARATION AGREEMENTS AND
CHANGE IN CONTROL ARRANGEMENTS

Separation Agreement with Vincent G. Ostrosky

On August 9, 2006, Vincent G. Ostrosky resigned as Chief Executive Officer of Selectica, Inc. (the “Company”). The Company and Mr. Ostrosky entered into a letter agreement dated August 9, 2006 (the “Separation Agreement”). Under the Separation Agreement, Mr. Ostrosky received a lump sum severance payment equal to 12 months of his base salary ($400,000), health insurance premiums for himself and his dependents for up to 12 months, and term life insurance premiums for 12 months. He will remain a member of the Company’s Board of Directors (the “Board”) and will be compensated for his service as a Board member in accordance with the Company’s director compensation policy. The Separation Agreement also amends all of Mr. Ostrosky’s options to purchase shares of the Company’s Common Stock. As a result of the amendment, option vesting will end on August 9, 2006, even though Mr. Ostrosky will continue to provide services to the Company as a director. The vested portion of the options, however, will be exercisable until the date three months after his service as a director terminates (or the date 10 years after the date of grant, if earlier). In exchange for the benefits described above, Mr. Ostrosky has released any claims that he may have against the Company and has agreed that the Employment Agreement dated October 1, 2004, between him and the Company, other than its arbitration provisions, is superseded. Mr. Ostrosky also agreed to refrain from soliciting the Company’s employees and customers for a 12-month period, except that he may solicit the Company’s customers with respect to products that do not compete with the Company’s products.

Employment Agreement with Stephen Bennion

On August 9, 2006, the Board elected Stephen Bennion as the Company’s President, Chief Executive Officer and Chairman of the Board. In connection with Mr. Bennion’s promotion, he and the Company entered into a new Employment Agreement (the “Employment Agreement”), which supersedes his prior employment agreement dated January 1, 2003. The Employment Agreement provides that Mr. Bennion will serve as the Company’s Chief Executive Officer. His annual base salary will not be less than $340,000. If the Company attains profitability, Mr. Bennion will be eligible to be considered for annual incentive bonuses.

In addition, the Board’s Compensation Committee on August 9, 2006, granted Mr. Bennion options to purchase 400,000 shares of the Company’s Common Stock (the “Options”). The Options were effective on August 17, 2006. The exercise price of the Options is $2.34 per share (the closing price of the Company’s stock on the effective date). The Options become exercisable for 1/48th of the total number of shares as Mr. Bennion completes each month of continuous service after August 9, 2006. If the Company is subject to a change in control and Mr. Bennion experiences an involuntary termination within 12 months thereafter, he will become vested in all of the Options. The Options have a 10-year term, although they expire earlier if Mr. Bennion’s service terminates earlier.

The Compensation Committee also granted Mr. Bennion 100,000 restricted shares of the Company’s Common Stock. Mr. Bennion will become vested in all of the restricted shares on the earliest permissible trading day (a trading day when the Company’s executive officers are permitted under applicable law and Company policy to purchase or sell shares of the Company’s stock) after the close of the second consecutive fiscal quarter for which the Company’s consolidated financial statements, as reported on a Form 10-K or Form 10-Q filed with the Securities and Exchange Commission, show that the Company earned net income. If the Company is subject to a change in control, Mr. Bennion will immediately become vested in 50% of the unvested shares. If he experiences an involuntary termination within 12 months following the change in control, he will become vested in the remaining unvested shares.

Mr. Bennion may resign at any time upon 30 days’ notice, and the Company may terminate his employment at any time. However, if the Company terminates Mr. Bennion’s employment without cause and he releases any claims that he may have against the Company, he is entitled under the Employment Agreement to have his base salary continued for 12 months. If the Company is subject to a change in control, Mr. Bennion experiences an involuntary termination within 12 months thereafter and he releases any claims that he may have against the Company, then he is entitled under the Employment Agreement to have his base salary and group insurance coverage continued for 18 months. Any incentive bonus that would have been payable for the year of the involuntary termination will be paid on a prorated basis. Under the Employment Agreement, Mr. Bennion must refrain from soliciting the Company’s employees and customers for a 12-month period after the termination of his employment for any reason.

CODE OF ETHICS FOR CHIEF EXECUTIVE OFFICER AND
SENIOR FINANCIAL OFFICERS AND CODE OF BUSINESS CONDUCT

The Board of Directors has adopted a Code of Ethics for Chief Executive Officer and Senior Financial Officers and a Code of Business Conduct applicable to all directors, officers and employees of the Company as required by applicable securities laws, rules of the Securities and Exchange Commission, and the listing standards of the NASDAQ Stock Market, Inc. The Code of Ethics for Chief Executive Officer and Senior Financial Officers and Code of Business Conduct can be found on our website, www.selectica.com/about/code-of-conduct.html.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has also entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

In connection with the resignation of Dr. Sanjay Mittal as a member of the Board of Directors, the Company has entered into a Consulting Agreement (the “Agreement”) with Dr. Mittal, dated as of July 21, 2006. Pursuant to the terms of the Agreement, Dr. Mittal will serve as a consultant to the Company for a period of at least 12 months, subject to earlier termination under certain specified circumstances, and will receive $500.00 per hour for services rendered, with a minimum payment of 10 hours per calendar month.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and person who own more than 10% percent of the Company’s Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of the Company’s Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of the Reporting Persons’ Section 16(a) reports or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended March 31, 2006, all Reporting Persons complied with all applicable filing requirements, except that Ms. Zawatski filed one late report on Form 5 relating to her initial director option grant.

FORM 10-K

THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S FORM 10-K REPORT FOR FISCAL YEAR 2006, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO SELECTICA, INC., 3 WEST PLUMERIA DRIVE, SAN JOSE, CALIFORNIA 95134, ATTN: STOCKHOLDER SERVICES.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Selectica, Inc., 3 West Plumeria Drive, San Jose, California 95134-2111, Attn: Secretary, or contact the Company’s Secretary by telephone at (408) 570-9700. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Stockholder proposals that are intended to be presented at the 2007 Annual Meeting that are eligible for inclusion in the Company’s proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than June 8, 2007 in order to be included. Such stockholder proposals should be addressed to Selectica, Inc., 3 West Plumeria Drive, San Jose, California 94043, Attn: Stockholder Services.

Pursuant to Rule 14a-4(c) of the Securities and Exchange Act of 1934, as amended, if a stockholder who intends to present a proposal at the 2007 annual meeting of stockholders does not notify the Company of such proposal on or prior to August 22, 2007, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2007 Proxy Statement. The Company currently believes that the 2007 annual meeting of stockholders will be held during the third week of September, 2007.

MISCELLANEOUS AND OTHER MATTERS

Discretionary Proxy Voting Authority/Stockholder Proposals — Rule 14a-4(c) promulgated under the Exchange Act governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in the Company’s proxy statement. Under the rule, if a stockholder fails to notify the Company of its proposal before the date established by the notice provisions contained in the Company’s Bylaws, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting. In addition, if the Company receives timely notice of a stockholder proposal in connection with an annual meeting of stockholders that does not include all of the information required by Rule 14a-4(c) promulgated under the Exchange Act, such proposal will be considered timely but deficient, and the Company’s proxy statement may confer discretionary authority with respect to such proposal if the Company includes, in its proxy statement, advice on the nature of the matter and how the Company intends to exercise its discretion to vote on such matter.

Other Business — If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/  STEPHEN R. BENNION
STEPHEN R. BENNION
Chairman, President and Chief Executive Officer

San Jose, California
October 2, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING. THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

PROXY           SELECTICA, INC.           PROXY
3 West Plumeria Drive, San Jose, California 95134
     This Proxy is Solicited on Behalf of the Board of Directors of Selectica, Inc.
     for the Annual Meeting of Stockholders to be held October 31, 2006
     The undersigned holder of Common Stock, par value $0.0001, of Selectica, Inc. (the “Company”) hereby appoints Stephen R. Bennion, the Company’s Chairman of the Board, President and Chief Executive Officer, and Bill Roeschlein, the Company’s Chief Financial Officer and Secretary, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, October 31, 2006 at 10:00 a.m. (PST), at Techmart, 5021 Great America Parkway, Santa Clara, California, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.
     This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED IN PROPOSAL NO. 1, AND, IN THE DISCRETION OF THE PROXIES, AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date or by appearing at the Annual Meeting and voting in person.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ROBERT JURKOWSKI AND BRENDA ZAWATSKI TO THE BOARD OF DIRECTORS OF THE COMPANY.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ARMANINO MCKENNA LLP TO SERVE AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2007.
     PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)
(Reverse)

SELECTICA, INC.

☒	Please mark votes as in this example

Nominee: Robert Jurkowski and Brenda Zawatski (for a term ending upon the 2009 Annual Meeting of Stockholders or until a successor is elected and qualified)		To ratify the appointment of Armanino McKenna LLP as the Company’s independent accountants for the fiscal year ending March 31, 2007.

FOR ☐ WITHHELD ☐	For all nominees, except for nominee written below.	FOR ☐ AGAINST ☐ ABSTAIN ☐

Nominee exception.
     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement

Signature:

Signature (if held jointly):

Date: , 2006
     Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.